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Semi-Annual Report

February 28, 2002

MuniHoldings
Florida
Insured Fund

www.mlim.ml.com

      MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                            MuniHoldings Florida Insured Fund, February 28, 2002

DEAR SHAREHOLDER

For the six months ended February 28, 2002, the Common Shares of MuniHoldings Florida Insured Fund earned $0.478 per share income dividends. This represents a net annualized yield of 6.41%, based on a month-end per share net asset value of $15.06. Over the same period, the total investment return on the Fund's Common Shares was +1.82%, based on a change in per share net asset value from $15.29 to $15.06, and assuming reinvestment of $0.474 per share income dividends.

For the six months ended February 28, 2002, the Fund's Preferred Shares had an average yield as follows: Series A, 1.49%; Series B, 1.65%; Series C, 1.57%; Series D, 1.60%; and Series E, 1.70%.

The Municipal Market Environment

Throughout most of the six-month period ended February 28, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, both long-term US Treasury and tax-exempt bond yields registered slight increases. By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points (0.50%) immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields had declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent that had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities to realize recent profits in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields had risen to approximately 5.45%.

Thus far in 2002, economic indicators are mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remain in a narrow but volatile range as weak US equity markets have generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In late February, fourth-quarter 2002 US gross domestic product growth was revised higher to 1.4%, also signaling improving economic conditions relative to earlier in 2001. At February 28, 2002, long-term US Treasury bond yields stood at 5.42%, an increase of five basis points over the last six months.

The municipal bond market displayed a very similar pattern during the period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market was also unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of February 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields have risen approximately 15 basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

For the six months ended February 28, 2002, we maintained the Fund's neutral investment position in the municipal bond market and continued our strategy of reducing the Fund's volatility by selling interest rate-sensitive issues and by purchasing bonds maturing in 15 years-20 years with the proceeds. During the six-month period ended February 28, 2002, approximately $6.9 billion of long-term bonds was issued in Florida compared to $5.5 billion issued during the same period a year ago. Despite the increased supply, retail and institutional demand remained strong. This positive technical environment provided us with the opportunity to execute our strategy. Going forward, we intend to keep the Fund fully invested, but we expect to begin to sell some of the Fund's


                                     2 & 3

                            MuniHoldings Florida Insured Fund, February 28, 2002

10-year-15-year bonds and purchase larger couponed bonds maturing in 20 years-30 years in an effort to enhance the Fund's income stream and seek to provide a level of protection to asset valuations during periods of market volatility.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost in the 1%-1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. Additional, limited declines in short-term interest rates are expected this year. These declines should lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Shareholders. However, should the spread between short-term and long-term interest rates rise, the benefits of leveraging will decline, and as a result, reduce the yield on the Fund's Common Shares. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion

We appreciate your interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and
Portfolio Manager

March 27, 2002

PROXY RESULTS

During the six-month period ended February 28, 2002, MuniHoldings Florida Insured Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted  Shares Withheld
                                                                                         For        From Voting
-----------------------------------------------------------------------------------------------------------------
1.    To elect the Fund's Trustees:    Terry K. Glenn                                36,389,647       774,459
                                       Ronald W. Forbes                              36,389,647       774,459
                                       Cynthia A. Montgomery                         36,387,232       776,874
                                       Kevin A. Ryan                                 36,385,830       778,276
                                       Roscoe S. Suddarth                            36,382,615       781,491
                                       Edward D. Zinbarg                             36,384,927       779,179
-----------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2002, MuniHoldings Florida Insured Fund, Inc.'s Preferred Shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. The description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted  Shares Withheld
                                                                                         For        From Voting
-----------------------------------------------------------------------------------------------------------------
1.    To elect the Fund's Board of Trustees: Terry K. Glenn, Ronald W. Forbes,
      Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S.
      Suddarth, Richard R. West and Edward D. Zinbarg as follows:
                                       Series A                                           1,841             0
                                       Series B                                           3,347             0
                                       Series C                                           3,172             0
                                       Series D                                           2,103            12
                                       Series E                                           3,309             0
-----------------------------------------------------------------------------------------------------------------

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Vincent R. Giordano, Senior Vice President of MuniHoldings Florida Insured Fund has recently retired. The Fund's Board of Directors wishes Mr. Giordano well in his retirement.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MFL


                                     4 & 5

                            MuniHoldings Florida Insured Fund, February 28, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P    Moody's    Face
STATE             Ratings  Ratings   Amount    Issue                                                                          Value
====================================================================================================================================
Florida--95.2%                                 Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (e)(h):
                    NR*     Aaa      $ 5,845      6.80% due 3/01/2028                                                        $ 6,136
                    NR*     Aaa          925      (Multi-County Program), 6.30% due 3/01/2020                                    990
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        2,440   Broward County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70%
                                               due 2/01/2028 (e)(h)                                                            2,551
                    ----------------------------------------------------------------------------------------------------------------
                                               Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                                               (Wheelabrator South Broward), Series A:
                    AA-     A3         1,000      5.50% due 12/01/2008                                                         1,079
                    AA-     A3         1,000      5.375% due 12/01/2009                                                        1,065
                    ----------------------------------------------------------------------------------------------------------------
                                               Charlotte County, Florida, Health Care Facilities Revenue Refunding
                                               Bonds, RIB (d)(g):
                    AAA     Aaa       20,300      6% due 8/26/2027                                                            20,919
                    AAA     Aaa        3,000      (Bon Secours Health System), 10.418% due 8/26/2027                           3,180
                    ----------------------------------------------------------------------------------------------------------------
                                               Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (e):
                    NR*     Aaa        3,830      6.55% due 3/01/2028 (j)                                                      4,024
                    NR*     Aaa        2,310      (Multi-County Program), 6.375% due 10/01/2026 (h)                            2,474
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        1,320   Clay County, Florida, School Board, COP (Master Lease Program), 5.75%
                                               due 7/01/2022 (b)                                                               1,413
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     NR*        5,000   Collier County, Florida, IDA, IDR, Refunding (Southern States
                                               Utilities), AMT, 6.50% due 10/01/2025                                           4,894
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*       11,350   Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70%
                                               due 4/01/2028 (e)(h)                                                           11,969
                    ----------------------------------------------------------------------------------------------------------------
                    A1      VMIG1@       200   Dade County, Florida, IDA, Exempt Facilities Revenue Refunding Bonds
                                               (Florida Power and Light Co.), VRDN, 1.20% due 6/01/2021 (a)                      200
                    ----------------------------------------------------------------------------------------------------------------
                                               Dade County, Florida, Water and Sewer System Revenue Bonds (i):
                    AAA     Aaa       20,575      5.25% due 10/01/2021                                                        21,000
                    AAA     Aaa       21,640      5.25% due 10/01/2026                                                        21,936
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa       10,175   Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                               6.30% due 10/01/2029 (b)(e)(h)                                                 10,834
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        3,010   Duval County, Florida, School Board, COP, 5.625% due 7/01/2014 (d)              3,245
                    ----------------------------------------------------------------------------------------------------------------
                                               Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                                               (Multi-County Program), AMT, Series A (b)(j):
                    NR*     Aaa        3,620      6.30% due 10/01/2020                                                         3,875
                    NR*     Aaa       12,945      6.375% due 10/01/2026                                                       13,863
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        6,050   Escambia County, Florida, Health Facilities Authority, Health Facility
                                               Revenue Bonds, DRIVERS, Series 159, 10.34% due 7/01/2020 (c)(g)                 7,388
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        5,580   Escambia County, Florida, Health Facilities Authority, Revenue
                                               Refunding Bonds (Ascension Health Credit), Series A-1, 5.75% due
                                               11/15/2029                                                                      5,904
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        3,840   Florida HFA, Homeowner Mortgage Revenue Refunding Bonds, AMT, Series 2,
                                               5.75% due 7/01/2014 (b)                                                         4,041
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa       16,010   Florida HFA, Revenue Refunding Bonds, AMT, RITR, Series 12, 10.17% due
                                               7/01/2029 (b)(g)                                                               17,061
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        3,455   Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A,
                                               6.65% due 1/01/2024 (e)(h)                                                      3,634
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        3,225   Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                               Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (d)                         3,438
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        2,055   Florida Housing Finance Corporation, Housing Revenue Bonds (Waverly
                                               Apartments), AMT, Series C-1, 6.30% due 7/01/2030 (d)                           2,162
                    ----------------------------------------------------------------------------------------------------------------
                                               Florida Municipal Loan Council Revenue Bonds, Series B (b):
                    AAA     Aaa        1,500      5.25% due 11/01/2020                                                         1,541
                    AAA     Aaa        1,285      5.375% due 11/01/2025                                                        1,323
                    AAA     Aaa        4,150      5.375% due 11/01/2030                                                        4,261
                    ----------------------------------------------------------------------------------------------------------------
                                               Florida State Board of Education, Capital Outlay, GO, Public Education:
                    AAA     Aaa        6,600      Series C, 5.75% due 6/01/2023 (i)                                            7,064
                    AAA     Aaa        1,000      Series C, 5.75% due 6/01/2029 (i)                                            1,066
                    AAA     Aaa        7,000      Series E, 5.625% due 6/01/2029 (d)                                           7,358
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*        3,450   Florida State Board of Education, Capital Outlay, GO, RIB, Series 190,
                                               10.30% due 1/01/2015 (d)(g)                                                     3,918
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       12,000   Florida State Board of Education, GO, Public Education, Series B, 5.75%
                                               due 6/01/2005 (b)(k)                                                           13,252
                    ----------------------------------------------------------------------------------------------------------------
                                               Florida State Board of Education, Lottery Revenue Bonds (i):
                    AAA     NR*       12,725      DRIVERS, Series 222, 10.97% due 7/01/2017 (g)                               16,157
                    AAA     Aaa        2,435      Series A, 5.25% due 7/01/2013                                                2,611
                    AAA     Aaa        5,000      Series A, 5.375% due 7/01/2015                                               5,346
                    AAA     Aaa        9,330      Series A, 5.25% due 7/01/2018                                                9,664
                    AAA     Aaa        2,250      Series B, 5.50% due 7/01/2011                                                2,492
                    AAA     Aaa        7,130      Series C, 5.50% due 7/01/2013                                                7,790
                    AAA     Aaa        7,500      Series C, 5.25% due 7/01/2020                                                7,700
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*        8,500   Florida State Board of Education, Public Education, GO, Refunding,
                                               Series D, 5.75% due 6/01/2022 (d)                                               9,122
                    ----------------------------------------------------------------------------------------------------------------
                                               Florida State Board of Regents, Housing Revenue Bonds (i):
                    AAA     Aaa          730      (University of Central Florida), 5.25% due 10/01/2013                          784
                    AAA     Aaa        1,080      (University of Florida), 6% due 7/01/2018                                    1,200
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        7,165   Florida State Board of Regents, University Systems Improvement Revenue
                                               Bonds, 5.25% due 7/01/2022 (b)                                                  7,304
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        3,505   Florida State Department of General Services, Division Facilities
                                               Management Revenue Bonds (Florida Facilities Pool), Series A, 6%
                                               due 9/01/2025 (c)                                                               3,850
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*       14,325   Florida State Turnpike Authority, Turnpike Revenue Bonds, DRIVERS,
                                               Series 218, 10.97% due 7/01/2029 (g)(i)                                        17,721
                    ----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     6 & 7

                            MuniHoldings Florida Insured Fund, February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P    Moody's    Face
STATE             Ratings  Ratings   Amount    Issue                                                                          Value
====================================================================================================================================
Florida                                        Florida State Turnpike Authority, Turnpike Revenue Bonds (Department
(continued)                                    of Transportation), Series A:
                    AAA     Aa3      $ 3,590      5.50% due 7/01/2016 (b)                                                    $ 3,870
                    AA-     Aa3        2,835      5.75% due 7/01/2019                                                          3,068
                    ----------------------------------------------------------------------------------------------------------------
                                               Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                               Company Project):
                    AAA     Aaa        4,500      6.25% due 12/01/2034 (b)                                                     4,952
                    NR*     VMIG1@       250      VRDN, 1.25% due 9/01/2025 (a)                                                  250
                    ----------------------------------------------------------------------------------------------------------------
                                               Hillsborough County, Florida, School Board, COP (b):
                    AAA     Aaa       33,400      6% due 7/01/2009 (k)                                                        38,459
                    NR*     Aaa        6,600      5.375% due 7/01/2026                                                         6,734
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        3,000   Hillsborough County, Florida, School District, Sales Tax Revenue
                                               Refunding Bonds, 5.375% due 10/01/2018 (c)                                      3,148
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        1,300   Indian River County, Florida, Water and Sewer Revenue Refunding Bonds,
                                               Series A, 5.25% due 9/01/2018 (i)                                               1,339
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*        2,415   Jacksonville, Florida, Electric Authority, Electric System Revenue
                                               Refunding Bonds, Series 3-A, 6% due 10/01/2030 (b)                              2,597
                    ----------------------------------------------------------------------------------------------------------------
                                               Jacksonville, Florida, Electric Authority Revenue Bonds (Electric
                                               System), VRDN (a):
                    A1+     VMIG1@     1,000      Series B, 1.25% due 10/01/2030                                               1,000
                    A1+     VMIG1@     1,000      Sub-Series B, 1.05% due 10/01/2010                                           1,000
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     VMIG1@     1,100   Jacksonville, Florida, Health Facilities Authority, Hospital Revenue
                                               Refunding Bonds (Genesis Rehabilitation Hospital), VRDN, 1.25% due
                                               5/01/2021 (a)                                                                   1,100
                    ----------------------------------------------------------------------------------------------------------------
                    A1      VMIG1@       500   Jacksonville, Florida, PCR, Refunding (Florida Power and Light Co.
                                               Project), VRDN, 1.25% due 5/01/2029 (a)                                           500
                    ----------------------------------------------------------------------------------------------------------------
                                               Jacksonville, Florida, Port Authority, Airport Revenue Bonds, AMT,
                                               Series A (i):
                    AAA     Aaa        1,295      6.10% due 10/01/2018                                                         1,372
                    AAA     Aaa        8,385      6.25% due 10/01/2024                                                         9,024
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        3,000   Jacksonville, Florida, Port Authority, Seaport Revenue Bonds, AMT,
                                               5.625% due 11/01/2026 (b)                                                       3,096
                    ----------------------------------------------------------------------------------------------------------------
                                               Jacksonville, Florida, Sales Tax Revenue Bonds (c):
                    AAA     Aaa        3,000      5.50% due 10/01/2013                                                         3,288
                    AAA     Aaa        3,000      5.50% due 10/01/2015                                                         3,251
                    AAA     Aaa        2,000      5.50% due 10/01/2016                                                         2,156
                    AAA     Aaa        3,800      5.50% due 10/01/2018                                                         4,038
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        1,500   Jacksonville, Florida, Water and Sewer Revenue Bonds (United Water
                                               Florida Project), AMT, 6.35% due 8/01/2025 (c)                                  1,646
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        3,455   Lakeland, Florida, Energy System Revenue Bonds, 5.50% due 10/01/2014 (b)        3,767
                    ----------------------------------------------------------------------------------------------------------------
                                               Lee County, Florida, Airport Revenue Bonds (d):
                    AAA     Aaa       19,925      AMT, Series A, 6% due 10/01/2029                                            21,396
                    AAA     Aaa        1,000      Series B, 5.75% due 10/01/2033                                               1,063
                    ----------------------------------------------------------------------------------------------------------------
                                               Lee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (e)(h):
                    NR*     Aaa        1,180      (Multi-County Program), Series A-1, 7.20% due 3/01/2033                      1,314
                    NR*     Aaa        2,170      Series A-6, 6.45% due 3/01/2031 (f)                                          2,405
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        2,910   Lee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                               Series A-2, 6.30% due 3/01/2029 (e)(f)(h)                                       3,114
                    ----------------------------------------------------------------------------------------------------------------
                                               Lee County, Florida, Transportation Facilities Revenue Refunding Bonds,
                                               Series A (c):
                    AAA     Aaa        3,500      5.50% due 10/01/2014                                                         3,816
                    AAA     Aaa        2,745      5.50% due 10/01/2015                                                         2,975
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        2,945   Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                               Sub-Series 1, 6.25% due 11/01/2028 (e)                                          3,199
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*        2,000   Miami Beach, Florida, Redevelopment Agency, Tax Increment Revenue Bonds,
                                               City Center Tax Allocation (Historic Village), AMT, 5.875% due
                                               12/01/2022 (b)                                                                  2,069
                    ----------------------------------------------------------------------------------------------------------------
                                               Miami Beach, Florida, Stormwater Revenue Bonds (i):
                    AAA     Aaa        1,630      5.75% due 9/01/2016                                                          1,794
                    AAA     Aaa        1,000      5.25% due 9/01/2020                                                          1,027
                    AAA     Aaa        4,400      5.25% due 9/01/2025                                                          4,479
                    AAA     Aaa        1,910      5.375% due 9/01/2030                                                         1,961
                    ----------------------------------------------------------------------------------------------------------------
                                               Miami Beach, Florida, Water and Sewer Revenue Bonds (c):
                    AAA     Aaa        2,690      5.625% due 9/01/2018                                                         2,895
                    AAA     Aaa       10,600      5.75% due 9/01/2025                                                         11,360
                    ----------------------------------------------------------------------------------------------------------------
                                               Miami-Dade County, Florida, Aviation Revenue Bonds (Miami International
                                               Airport), AMT, Series A (i):
                    AAA     Aaa        1,700      5.45% due 10/01/2012                                                         1,820
                    AAA     Aaa        1,885      5.55% due 10/01/2013                                                         2,020
                    AAA     Aaa        6,000      6% due 10/01/2024                                                            6,462
                    AAA     Aaa       10,000      6% due 10/01/2029                                                           10,742
                    ----------------------------------------------------------------------------------------------------------------
                                               Miami-Dade County, Florida, Educational Facilities Authority Revenue
                                               Bonds, Series A (c):
                    AAA     Aaa        1,000      5.50% due 4/01/2019                                                          1,057
                    AAA     Aaa       19,425      6% due 4/01/2023                                                            21,296
                    AAA     Aaa        5,000      (University of Miami), 5.75% due 4/01/2029                                   5,328
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       22,780   Miami-Dade County, Florida, Expressway Authority, Toll System Revenue
                                               Bonds, 6.375% due 7/01/2010 (i)(k)(l)                                          26,979
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        6,705   Miami-Dade County, Florida, GO (Parks Program), 6% due 11/01/2024 (i)           7,326
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        2,185   Miami-Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Marbrisa
                                               Apartments Project), AMT, Series 2A, 6% due 8/01/2026 (d)                       2,304
                    ----------------------------------------------------------------------------------------------------------------
                                               Miami-Dade County, Florida, Health Facilities Authority, Hospital
                                               Revenue Refunding Bonds (Miami Children's Hospital), Series A (c):
                    AAA     Aaa        4,875      5.625% due 8/15/2012                                                         5,429
                    AAA     Aaa        5,310      5.625% due 8/15/2013                                                         5,875
                    AAA     Aaa        5,605      5.625% due 8/15/2014                                                         6,164
                    AAA     Aaa        4,000      5.625% due 8/15/2015                                                         4,380
                    ----------------------------------------------------------------------------------------------------------------
                                               Miami-Dade County, Florida, IDA, IDR (c):
                    AAA     Aaa        5,100      (Airis Miami II LLC Project), AMT, 6% due 10/15/2019                         5,488
                    AAA     Aaa        3,280      (BAC Funding Corporation Project), Series A, 5.25% due 10/01/2020            3,377
                    ----------------------------------------------------------------------------------------------------------------
                                               Miami-Dade County, Florida, Solid Waste System Revenue Bonds (d):
                    AAA     Aaa        2,945      5.50% due 10/01/2015                                                         3,182
                    AAA     Aaa        3,105      5.50% due 10/01/2016                                                         3,337
                    ----------------------------------------------------------------------------------------------------------------


                                     8 & 9

                            MuniHoldings Florida Insured Fund, February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P    Moody's    Face
STATE             Ratings  Ratings   Amount    Issue                                                                          Value
====================================================================================================================================
Florida                                        Nassau County, Florida, Public Improvement Revenue Refunding Bonds (b):
(concluded)         AAA     Aaa      $ 1,035      5.75% due 5/01/2016                                                        $ 1,138
                    AAA     Aaa        1,095      5.75% due 5/01/2017                                                          1,197
                    AAA     Aaa        1,155      5.75% due 5/01/2018                                                          1,254
                    AAA     Aaa        1,225      5.75% due 5/01/2019                                                          1,325
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa          995   Orange County, Florida, HFA, Homeowner Revenue Refunding Bonds, AMT,
                                               Series B-1, 6.20% due 9/01/2029 (e)(h)                                          1,056
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A,
                                               6.40% due 1/01/2031 (b)                                                         2,559
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*        6,870   Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.85%
                                               due 10/01/2027 (e)(h)                                                           7,195
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        5,000   Orange County, Florida, Health Facilities Authority, Hospital Revenue
                                               Bonds (Orlando Regional Healthcare), Series A, 6.25% due 10/01/2018 (b)         5,823
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        1,300   Orange County, Florida, School Board COP, 5.50% due 8/01/2025 (c)               1,348
                    ----------------------------------------------------------------------------------------------------------------
                                               Orange County, Florida, Tourist Development, Tax Revenue Bonds (c):
                    AAA     Aaa        5,710      5.375% due 10/01/2018                                                        5,942
                    AAA     Aaa       31,745      5.75% due 10/01/2025                                                        33,581
                    AAA     Aaa        2,000      5.50% due 10/01/2031                                                         2,067
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa          750   Orlando and Orange County Expressway Authority, Florida, Expressway
                                               Revenue Bonds, Junior Lien, 6.50% due 7/01/2011 (i)                               891
                    ----------------------------------------------------------------------------------------------------------------
                                               Osceola County, Florida, Sales Tax Revenue Bonds (i):
                    NR*     Aaa        2,065      5.625% due 6/01/2016                                                         2,259
                    NR*     Aaa        1,605      5.625% due 6/01/2017                                                         1,746
                    NR*     Aaa        1,075      5.625% due 6/01/2018                                                         1,161
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        2,285   Palm Beach County, Florida, Criminal Justice Facilities Revenue
                                               Refunding Bonds, 5.75% due 6/01/2013 (i)                                        2,576
                    ----------------------------------------------------------------------------------------------------------------
                                               Palm Beach County, Florida, GO (Liquid Acquisition Program), Series
                                               B (b):
                    AAA     Aaa        4,605      5.75% due 8/01/2016                                                          5,022
                    AAA     Aaa        5,330      5.75% due 8/01/2018                                                          5,753
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        1,535   Palm Beach County, Florida, HFA, S/F Homeowner Revenue Refunding Bonds,
                                               AMT, Series A-1, 6.05% due 10/01/2020 (b)(e)(h)                                 1,619
                    ----------------------------------------------------------------------------------------------------------------
                                               Palm Beach County, Florida, Public Improvement Revenue Bonds
                                               (Convention Center Project) (i):
                    AAA     Aaa        1,000      5.50% due 11/01/2012                                                         1,106
                    AAA     Aaa        2,665      5.625% due 11/01/2018                                                        2,870
                    AAA     Aaa        2,835      5.625% due 11/01/2019                                                        3,034
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        6,115   Palm Beach County, Florida, School Board, COP, Refunding, Series B,
                                               5.375% due 8/01/2017 (c)                                                        6,478
                    ----------------------------------------------------------------------------------------------------------------
                                               Palm Beach County, Florida, School Board, COP, Series A:
                    AAA     Aaa        5,070      6% due 8/01/2010 (i)(k)                                                      5,869
                    AAA     Aaa       13,205      6.25% due 8/01/2010 (i)(k)                                                  15,520
                    AAA     Aaa        4,235      5.50% due 8/01/2016 (c)                                                      4,580
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*        5,920   Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                               Program), AMT, Series A, 6.70% due 2/01/2028 (e)(h)                             6,194
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        4,305   Pinellas County, Florida, Housing Authority, Housing Revenue Bonds
                                               (Affordable Housing Program), 4.60% due 12/01/2010 (d)                          4,443
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        9,885   Polk County, Florida, School Board, COP, Master Lease, Series A, 5.50%
                                               due 1/01/2025 (d)                                                              10,296
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        9,645   Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6% due
                                               7/01/2020 (i)                                                                  10,353
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       10,585   Saint John's County, Florida, IDA, IDR (Golf Hall of Fame Project),
                                               5.875% due 9/01/2006 (b)(k)                                                    11,952
                    ----------------------------------------------------------------------------------------------------------------
                                               Saint John's County, Florida, IDA, IDR, Refunding (Professional Golf
                                               Project) (b):
                    AAA     Aaa        1,275      5.50% due 9/01/2015                                                          1,389
                    AAA     Aaa        1,345      5.50% due 9/01/2016                                                          1,458
                    AAA     Aaa        1,420      5.50% due 9/01/2017                                                          1,528
                    AAA     Aaa        1,500      5.50% due 9/01/2018                                                          1,601
                    ----------------------------------------------------------------------------------------------------------------
                    A1      VMIG1@       300   Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light
                                               Company Project), VRDN, 1.25% due 9/01/2028 (a)                                   300
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        4,055   Saint Lucie County, Florida, School Board, COP, 6.25% due 7/01/2010
                                               (d)(k)                                                                          4,767
                    ----------------------------------------------------------------------------------------------------------------
                                               Saint Lucie County, Florida, School Board, COP, Refunding (d):
                    NR*     Aaa        1,270      Series A, 5.50% due 7/01/2015                                                1,382
                    NR*     Aaa        1,345      Series A, 5.50% due 7/01/2016                                                1,456
                    NR*     Aaa        1,420      Series A, 5.50% due 7/01/2017                                                1,527
                    NR*     Aaa        1,495      Series A, 5.50% due 7/01/2018                                                1,594
                    NR*     Aaa        1,000      Series C, 5.50% due 7/01/2015                                                1,088
                    NR*     Aaa        1,050      Series C, 5.50% due 7/01/2016                                                1,137
                    NR*     Aaa        1,105      Series C, 5.50% due 7/01/2017                                                1,188
                    NR*     Aaa        1,170      Series C, 5.50% due 7/01/2018                                                1,248
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        3,250   Saint Lucie, Florida, West Services District, Utility Revenue Refunding
                                               Bonds, Senior Lien, 6% due 10/01/2022 (b)                                       3,597
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        1,840   Seacoast, Florida, Utility Authority, Water and Sewer Utility System
                                               Revenue Refunding Bonds, Series A, 5.50% due 3/01/2018 (i)                      2,004
                    ----------------------------------------------------------------------------------------------------------------
                                               Sunrise, Florida, Utility System Revenue Refunding Bonds (c):
                    AAA     Aaa        7,000      5.50% due 10/01/2018                                                         7,623
                    AAA     Aaa        2,250      5.20% due 10/01/2022                                                         2,328
                    AAA     Aaa       15,545      5% due 10/01/2028                                                           15,602
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        2,430   Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding Bonds,
                                               GO, 5.25% due 8/01/2024 (c)                                                     2,462
                    ----------------------------------------------------------------------------------------------------------------
                                               Tallahassee, Florida, Lease Revenue Bonds (Florida State University
                                               Project), Series A (b):
                    AAA     Aaa        2,800      5.25% due 8/01/2023                                                          2,854
                    AAA     Aaa        1,000      5.375% due 8/01/2026                                                         1,028
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       30,335   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due
                                               10/01/2011 (i)(k)                                                              35,206
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa       14,750   Tampa, Florida, Sports Authority Revenue Bonds (Local Option Sales
                                               Tax--Stadium Project), 5.25% due 1/01/2027 (b)                                 14,935
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        5,450   Tampa, Florida, Water and Sewer Revenue Bonds, 5.50% due 10/01/2009
                                               (b)(k)                                                                          6,120
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        3,835   Taylor County, Florida, Sales Tax Revenue Bonds, 6% due 10/01/2025 (i)          4,189
                    ----------------------------------------------------------------------------------------------------------------


                                    10 & 11

                            MuniHoldings Florida Insured Fund, February 28, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                    S&P    Moody's    Face
STATE             Ratings  Ratings   Amount    Issue                                                                          Value
====================================================================================================================================
Puerto Rico--2.7%   A       Baa1     $ 3,000   Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2005           $  3,371
                    ----------------------------------------------------------------------------------------------------------------
                    NR*     Aaa        6,500   Puerto Rico Commonwealth, GO, RIB, Series 365, 6% due 7/01/2005
                                               (b)(g)(k)                                                                       8,114
                    ----------------------------------------------------------------------------------------------------------------
                    A       Baa1      10,125   Puerto Rico Commonwealth Highway and Transportation Authority,
                                               Transportation Revenue Bonds, Series B, 6% due 7/01/2026 (d)                   10,733
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa        2,725   Puerto Rico Industrial Tourist, Educational, Medical and Environmental
                                               Control Facilities Revenue Bonds (University Plaza Project), Series A,
                                               5.625% due 7/01/2019 (b)                                                        2,922
====================================================================================================================================
                    Total Investments (Cost--$861,885)--97.9%                                                                910,845

                    Variation Margin on Financial Futures Contracts**--0.0%                                                      122

                    Other Assets Less Liabilities--2.1%                                                                       19,120
                                                                                                                            --------
                    Net Assets--100.0%                                                                                      $930,087
                                                                                                                            ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2002.
(b)   MBIA Insured.
(c)   AMBAC Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   FHLMC Collateralized.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2002.
(h)   FNMA Collateralized.
(i)   FGIC Insured.
(j)   FHA Insured.
(k)   Prerefunded.
(l) All or a portion of security held as collateral in connection with open financial futures contracts.
  *   Not Rated.
 **   Financial futures contracts sold as of February 28, 2002 were as follows:

      --------------------------------------------------------------------------
      Number of                                      Expiration
      Contracts             Issue                       Date            Value
      --------------------------------------------------------------------------
         435          US Treasury Notes              March 2002      $46,653,750
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$46,266,328)                            $46,653,750
                                                                     ===========
      --------------------------------------------------------------------------

  @   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of February 28, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................        94.9%
AA/Aa .............................................................         0.5
A/A ...............................................................         1.5
NR (Not Rated) ....................................................         0.5
Other+ ............................................................         0.5
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 28, 2002
====================================================================================================================================
Assets:        Investments, at value (identified cost--$861,885,350) ...............................                    $910,844,833
               Cash ................................................................................                          26,702
               Receivables:
                  Interest .........................................................................  $  14,439,017
                  Securities sold ..................................................................      5,118,237
                  Variation margin .................................................................        122,344       19,679,598
                                                                                                      -------------
               Prepaid expenses and other assets ...................................................                         104,975
                                                                                                                        ------------
               Total assets ........................................................................                     930,656,108
                                                                                                                        ------------
====================================================================================================================================
Liabilities:   Payables:
                  Investment adviser ...............................................................        322,659
                  Dividends to shareholders ........................................................        222,542          545,201
                                                                                                      -------------
               Accrued expenses ....................................................................                          23,969
                                                                                                                        ------------
               Total liabilities ...................................................................                         569,170
                                                                                                                        ------------
====================================================================================================================================
Net Assets:    Net assets ..........................................................................                    $930,086,938
                                                                                                                        ============
====================================================================================================================================
Capital:       Capital Shares (unlimited number of shares authorized):
                  Preferred Shares, par value $.10 per share (14,530 shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference) .....................                    $363,250,000
                  Common Shares, par value $.10 per share (37,628,592 shares issued and
                  outstanding) .....................................................................  $   3,762,859
               Paid-in capital in excess of par ....................................................    570,555,658
               Undistributed investment income--net ................................................      3,849,963
               Accumulated realized capital losses on investments--net .............................    (59,903,603)
               Unrealized appreciation on investments--net .........................................     48,572,061
                                                                                                      -------------
               Total--Equivalent to $15.06 net asset value of Common Share (market price--$14.56) ..                     566,836,938
                                                                                                                        ------------
               Total capital .......................................................................                    $930,086,938
                                                                                                                        ============
====================================================================================================================================

*     Auction Market Preferred Shares.

      See Notes to Financial Statements.


                                    12 & 13

                            MuniHoldings Florida Insured Fund, February 28, 2002

STATEMENT OF OPERATIONS

                        For the Six Months Ended February 28, 2002
===================================================================================================================
Investment              Interest ................................................                      $ 24,212,661
Income:
===================================================================================================================
Expenses:               Investment advisory fees ................................     $ 2,485,876
                        Commission fees .........................................         444,131
                        Accounting services .....................................         137,177
                        Professional fees .......................................          45,012
                        Transfer agent fees .....................................          38,682
                        Custodian fees ..........................................          31,712
                        Printing and shareholder reports ........................          21,152
                        Listing fees ............................................          16,864
                        Trustees' fees and expenses .............................          14,720
                        Pricing fees ............................................          13,540
                        Other ...................................................          23,022
                                                                                      -----------
                        Total expenses before reimbursement .....................       3,271,888
                        Reimbursement of expenses ...............................        (184,647)
                                                                                      -----------
                        Total expenses after reimbursement ......................                         3,087,241
                                                                                                       ------------
                        Investment income--net ..................................                        21,125,420
===================================================================================================================
Realized &              Realized gain on investments--net .......................                         2,215,458
Unrealized Gain (Loss)  Change in unrealized appreciation on investments--net ...                       (10,916,082)
On Investments--Net:                                                                                   ------------
                        Net Increase in Net Assets Resulting from Operations ....                      $ 12,424,796
                                                                                                       ============
===================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Six           For the
                                                                                                    Months Ended        Year Ended
                                                                                                    February 28,        August 31,
                   Increase (Decrease) in Net Assets:                                                   2002               2001
===================================================================================================================================
Operations:        Investment income--net .......................................................  $  21,125,420      $  40,739,272
                   Realized gain on investments--net ............................................      2,215,458         15,981,393
                   Change in unrealized appreciation on investments--net ........................    (10,916,082)        34,292,999
                                                                                                   -------------      -------------
                   Net increase in net assets resulting from operations .........................     12,424,796         91,013,664
                                                                                                   -------------      -------------
===================================================================================================================================
Dividends &        Investment income--net:
Distributions to      Common Shares .............................................................    (17,819,885)       (27,803,590)
Shareholders:         Preferred Shares ..........................................................     (2,865,262)       (11,951,067)
                   Realized gain on investments--net:
                      Common Shares .............................................................       (110,854)                --
                      Preferred Shares ..........................................................        (42,406)                --
                                                                                                   -------------      -------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders ..............................................................    (20,838,407)       (39,754,657)
                                                                                                   -------------      -------------
===================================================================================================================================
Capital Share      Proceeds from issuance of Common Shares resulting from reorganization ........             --         56,028,946
Transactions:      Proceeds from issuance of Preferred Shares resulting from reorganization .....             --         35,000,000
                   Write-off of offering costs resulting from the issuance of Preferred Shares ..             --              1,750
                                                                                                   -------------      -------------
                   Net increase in net assets derived from capital share transactions ...........             --         91,030,696
                                                                                                   -------------      -------------
===================================================================================================================================
Net Assets:        Total increase (decrease) in net assets ......................................     (8,413,611)       142,289,703
                   Beginning of period ..........................................................    938,500,549        796,210,846
                                                                                                   -------------      -------------
                   End of period* ...............................................................  $ 930,086,938      $ 938,500,549
                                                                                                   =============      =============
===================================================================================================================================
                  *Undistributed investment income--net .........................................  $   3,849,963      $   3,409,690
                                                                                                   =============      =============
===================================================================================================================================

      See Notes to Financial Statements.


                                     14 & 15

                            MuniHoldings Florida Insured Fund, February 28, 2002

FINANCIAL HIGHLIGHTS

                The following per share data and ratios have         For the
                been derived from information provided in the       Six Months          For the Year Ended         For the Period
                financial statements.                                 Ended                 August 31,             Sept. 26, 1997+
                                                                   February 28,  -------------------------------    to August 31,
                Increase (Decrease) in Net Asset Value:                2002        2001        2000       1999          1998
==================================================================================================================================
Per Share       Net asset value, beginning of period ...........     $  15.29    $  13.85    $  13.84   $  16.03      $  15.00
Operating                                                            --------    --------    --------   --------      --------
Performance:    Investment income--net .........................          .56        1.02         .93       1.14          1.08
                Realized and unrealized gain (loss) on
                investments--net ...............................         (.24)       1.42         .08      (1.77)         1.08
                                                                     --------    --------    --------   --------      --------
                Total from investment operations ...............          .32        2.44        1.01       (.63)         2.16
                                                                     --------    --------    --------   --------      --------
                Less dividends and distributions to Common
                Shareholders:
                  Investment income--net .......................         (.47)       (.78)       (.79)      (.86)         (.71)
                  Realized gain on investments--net ............           --@@        --          --       (.07)           --
                  In excess of realized gain on
                  investments--net .............................           --          --          --       (.27)           --
                                                                     --------    --------    --------   --------      --------
                Total dividends and distributions to Common
                Shareholders ...................................         (.47)       (.78)       (.79)     (1.20)         (.71)
                                                                     --------    --------    --------   --------      --------
                Capital charge resulting from issuance of
                Common Shares ..................................           --          --          --         --          (.03)
                                                                     --------    --------    --------   --------      --------
                Effect of Preferred Shares:++
                  Dividends and distributions to Preferred
                  Shareholders:
                    Investment income--net .....................         (.08)       (.22)       (.21)      (.23)         (.30)
                    Realized gain on investments--net ..........           --@@        --          --       (.03)           --
                    In excess of realized gain on
                    investments--net ...........................           --          --          --       (.10)           --
                  Capital write-off (charge) resulting from
                  issuance of Preferred Shares .................           --          --@@        --         --          (.09)
                                                                     --------    --------    --------   --------      --------
                Total effect of Preferred Shares ...............         (.08)       (.22)       (.21)      (.36)         (.39)
                                                                     --------    --------    --------   --------      --------
                Net asset value, end of period .................     $  15.06    $  15.29    $  13.85   $  13.84      $  16.03
                                                                     ========    ========    ========   ========      ========
                Market price per share, end of period ..........     $  14.56    $  14.04    $11.6875   $  12.75      $14.8125
                                                                     ========    ========    ========   ========      ========
==================================================================================================================================
Total           Based on market price per share ................        7.20%@     27.82%      (1.96%)    (6.80%)        3.47%@
Investment                                                           ========    ========    ========   ========      ========
Return:**       Based on net asset value per share .............        1.82%@     17.47%       7.03%     (6.51%)       11.97%@
                                                                     ========    ========    ========   ========      ========
==================================================================================================================================
Ratios Based    Total expenses, net of reimbursement and
on              excluding reorganization expenses*** ...........        1.12%*      1.14%       1.18%      1.18%          .87%*
Average Net                                                          ========    ========    ========   ========      ========
Assets Of       Total expenses, excluding reorganization
Common Shares:  expenses*** ....................................        1.19%*      1.23%       1.30%      1.26%         1.20%*
                                                                     ========    ========    ========   ========      ========
                Total expenses*** ..............................        1.19%*      1.26%       1.45%      1.26%         1.20%*
                                                                     ========    ========    ========   ========      ========
                Total investment income--net*** ................        7.69%*      7.88%       8.65%      7.34%         7.51%*
                                                                     ========    ========    ========   ========      ========
                Amount of dividends to Preferred Shareholders ..        1.04%*      2.31%       3.05%      1.50%         2.07%*
                                                                     ========    ========    ========   ========      ========
                Investment income--net, to Common Shareholders .        6.65%*      5.57%       5.60%      5.84%         5.44%*
                                                                     ========    ========    ========   ========      ========
==================================================================================================================================
Ratios Based    Total expenses, net of reimbursement and
on Total        excluding reorganization expenses ..............         .68%*       .68%        .67%       .73%          .54%*
Average Net                                                          ========    ========    ========   ========      ========
Assets:***+++   Total expenses, excluding reorganization
                expenses .......................................         .72%*       .74%        .74%       .77%          .75%*
                                                                     ========    ========    ========   ========      ========
                Total expenses .................................         .72%*       .75%        .83%       .77%          .75%*
                                                                     ========    ========    ========   ========      ========
                Total investment income--net ...................        4.67%*      4.71%       4.95%      4.51%         4.70%*
                                                                     ========    ========    ========   ========      ========
==================================================================================================================================
Ratios Based    Dividends to Preferred Shareholders ............        1.62%*      3.43%       4.08%      2.39%         3.47%*
on Average Net                                                       ========    ========    ========   ========      ========
Assets Of
Preferred
Shares:
==================================================================================================================================
Supplemental    Net assets, net of Preferred Shares, end of
Data:           period (in thousands) ..........................     $566,837    $575,251    $467,961   $149,395      $172,516
                                                                     ========    ========    ========   ========      ========
                Preferred Shares outstanding, end of period
                (in thousands) .................................     $363,250    $363,250    $328,250   $104,750      $104,750
                                                                     ========    ========    ========   ========      ========
                Portfolio turnover .............................        4.96%      47.50%     105.22%    120.70%       101.89%
                                                                     ========    ========    ========   ========      ========
==================================================================================================================================
Leverage:       Asset coverage per $1,000 ......................     $  2,560    $  2,584    $  2,426   $  2,426      $  2,647
                                                                     ========    ========    ========   ========      ========
==================================================================================================================================
Dividends Per   Series A--Investment income--net ...............     $    182    $    885    $    985   $    606      $    753
Share On                                                             ========    ========    ========   ========      ========
Preferred       Series B--Investment income--net ...............     $    204    $    754    $    984   $    598      $    764
Shares                                                               ========    ========    ========   ========      ========
Outstanding:    Series C--Investment income--net ...............     $    191    $    889    $    610   $     --      $     --
                                                                     ========    ========    ========   ========      ========
                Series D--Investment income--net ...............     $    195    $    855    $    595   $     --      $     --
                                                                     ========    ========    ========   ========      ========
                Series E--Investment income--net ...............     $    207    $    850    $    585   $     --      $     --
                                                                     ========    ========    ========   ========      ========
==================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Shareholders.
  +   Commencement of operations.
 ++ The Fund's Preferred Shares were issued on October 16, 1997 (Series A and Series B) and February 7, 2000 (Series C, Series D and Series E).
+++   Includes Common and Preferred Shares average net assets.
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options


                                    16 & 17

                            MuniHoldings Florida Insured Fund, February 28, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--During the year ended August 31, 2001, overestimated offering expenses resulting from the initial issuance of Preferred Shares were charged to paid-in capital in excess of par.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended February 28, 2002, FAM earned fees of $2,485,876, of which $184,647 was waived.

For the six months ended February 28, 2002, the Fund reimbursed FAM $19,948 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2002 were $44,996,319 and $49,801,811, respectively.

Net realized gains for the six months ended February 28, 2002 and net unrealized gains (losses) as of February 28, 2002 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                  Gains           Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments .................         $2,215,458         $ 48,959,483
Financial futures contracts ...........                 --             (387,422)
                                                ----------         ------------
Total .................................         $2,215,458         $ 48,572,061
                                                ==========         ============
--------------------------------------------------------------------------------

As of February 28, 2002, net unrealized appreciation for Federal income tax purposes aggregated $48,959,483, of which $49,256,007 related to appreciated securities and $296,524 related to depreciated securities. The aggregate cost of investments at February 28, 2002 for Federal income tax purposes was $861,885,350.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the six months ended February 28, 2002 remained constant and for the year ended August 31, 2001 increased by 3,847,613 as a result of issuance of Common Shares from the reorganization.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 2002 were as follows: Series A, 1.33%; Series B, 1.10%; Series C, 1.10%; Series D, 1.35% and Series E, 1.35%.

Shares issued and outstanding for the six months ended February 28, 2002 remained constant and for the year ended August 31, 2001 increased by 1,400 as a result of issuance of Preferred Shares from the reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $232,456 as commissions.

5. Capital Loss Carryforward:

At August 31, 2001, the Fund had a net capital loss carryforward of approximately $60,351,000, of which $8,424,000 expires in 2006, $25,529,000 expires in 2007, $9,834,000 expires in 2008 and $16,564,000 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On March 7, 2002, the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.079000 per share, payable on March 28, 2002 to shareholders of record as of March 18, 2002.


                                    18 & 19

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from Federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida Insured Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper            #HOLDFL--2/02